UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Broadway, Suite 17-105, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 240-9546
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between December 22, 2020 and December 23, 2020, MassRoots, Inc., a Delaware corporation (the “Company”), entered into securities purchase agreements (the “Series X Purchase Agreements”) with certain accredited investors (the “Purchasers”) for the sale and issuance of an aggregate of 12.75 shares of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”), resulting in aggregate proceeds to the Company of $255,000. The sale and issuance of the Series X Preferred Stock pursuant to the Series X Purchase Agreements closed between December 23, 2020 and December 30, 2020. Including prior sales of the Series X Preferred Stock, the Company has received aggregate proceeds of $321,000 from the sale and issuance of the Series X Preferred Stock.

Each share of Series X Preferred Stock is convertible into 10,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain adjustments. Subject to limited exceptions, a holder of Series X Preferred Stock does not have the right to convert any portion of the Series X Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% (subject to adjustment to up to 9.99% solely at the holder’s discretion upon 61 days’ prior notice to the Company) of the number of shares of Common Stock outstanding immediately after giving effect to its conversion. Until the filing and effectiveness of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of the Company’s Common Stock that the Company is authorized to issue with the Secretary of State of the State of Delaware, the Series X Preferred Stock is not convertible for any reason.

Each Purchaser represented that, at the time of the applicable closing, it had a substantive, pre-existing relationship with the Company and did not independently contact the Company as a result of general solicitation.

The descriptions of the Series X Purchase Agreements, the Series X Preferred Stock and the Certificate of Designations, Preferences and Rights of the Series X Convertible Preferred Stock (the “Series X Preferred Stock Certificate of Designation”) were previously disclosed in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, which was filed with the Securities and Exchange Commission on December 18, 2020 (the “Form 10-Q”). Such disclosure is incorporated into this Item 1.01 and is qualified in its entirety by reference to the full text of the form of the Series X Purchase Agreement and the Series X Preferred Stock Certificate of Designation, copies of which were filed as Exhibits 10.1 and 3.1, respectively, to the Form 10-Q, and which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosures under Item 1.01 above which are hereby incorporated in this Item 3.02 by reference.

The shares of Series X Preferred Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and were offered and issued in reliance on the exemption from the registration requirements under the Securities Act afforded by Section 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

Reference is made to the disclosures under Item 1.01 above which are hereby incorporated in this Item 3.03 by reference.

The shares of Series X Preferred Stock rank senior to the Company’s Common Stock and preferred stock with respect to the payment of dividends and distributions of the assets of the Company upon liquidation, dissolution or winding up of the Company. The holders of Series X Preferred Stock shall have no dividend rights except as may be declared by the Company’s board of directors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of the Series X Preferred Stock (filed as Exhibit 3.1 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 18, 2020, and incorporated herein by reference).
10.1*	Form of Series X Securities Purchase Agreement (filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on December 18, 2020, and incorporated herein by reference).

*	Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. the Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the Securities and Exchange Commission.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: December 30, 2020	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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